UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota 55102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value 2.625% Euro Notes due 2025	ECL ECL 25	New York Stock Exchange New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2025, the board of directors (“Board”) of Ecolab Inc., a Delaware corporation (the “Company”), appointed Marion K. Gross as a member of the Board. Ms. Gross was also appointed to the Compensation & Human Capital Management Committee and the Safety, Health & Environment Committee of the Board.

Ms. Gross was previously nominated by the Board for election at the Company’s Annual Meeting of Stockholders held on May 8, 2025 (the “Annual Meeting”). As disclosed in Item 5.07 below, Ms. Gross was subsequently elected to the Board by the Company’s stockholders at the Annual Meeting.

Ms. Gross served as the Executive Vice President, Global Chief Supply Chain Officer of McDonald’s Corporation from 2022 until her retirement in April 2025. Previously, she served as Senior Vice President, North America Supply Chain and US Sustainability of McDonald’s from 2013 to 2022, as well as in various leadership positions in supply chain and business affairs at McDonald’s from 2003 to 2013.

Upon her appointment to the Board, Ms. Gross is entitled to receive director compensation commensurate with that of members of the Board who are not employees of the Company.

There were no arrangements or understandings between Ms. Gross and any other person pursuant to which she was elected as a director, and there is no transaction between Ms. Gross (and her immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

As disclosed in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved proposed amendments (the “Amendments”) to the Company’s Restated Certificate of Incorporation (the “Certificate”) to limit the liability of certain officers of the Company as permitted by Delaware law and to effect other immaterial changes. The Amendments are described in detail under “Charter Amendments” commencing on page 81 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2025, in connection with the Annual Meeting.

The Amendments became effective upon the Company’s filing of a certificate of amendment on May 8, 2025, with the Secretary of State of Delaware. The Board also approved a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated, but did not further amend, the Certificate (as amended through the filing of the certificate of amendment described above). On May 8, 2025, the Company filed the Restated Certificate with the Secretary of State of Delaware, and it became effective upon filing.

The foregoing descriptions of the Amendments are qualified by reference to the full text of the Restated Certificate, a copy of which is filed herewith as Exhibit (3.1) and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 8, 2025.

At the close of business on March 11, 2025, the record date of the Annual Meeting, the Company had 283,632,545 shares of common stock issued and outstanding. At the Annual Meeting, 252,112,313 of the issued and outstanding shares of the Company’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of 13 directors for a one-year term ending at the annual meeting in 2026 and until the election and qualification of their respective successors in office. The 13 persons nominated by the Board received the following votes and were elected:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Judson B. Althoff	230,848,959	5,320,640	366,043	15,576,671
Shari L. Ballard	230,548,723	5,528,109	458,810	15,576,671
Christophe Beck	215,375,746	19,458,192	1,701,704	15,576,671
Michel D. Doukeris	212,375,707	23,758,131	401,804	15,576,671
Eric M. Green	223,038,306	13,160,493	336,843	15,576,671
Marion K. Gross	235,721,263	448,414	365,965	15,576,671
Michael Larson	226,833,115	9,246,382	456,145	15,576,671
David W. MacLennan	221,841,098	14,161,875	532,669	15,576,671
Tracy B. McKibben	226,011,366	10,062,764	461,512	15,576,671
Lionel L. Nowell III	228,561,055	7,478,964	495,623	15,576,671
Victoria J. Reich	221,449,439	14,492,244	593,959	15,576,671
Suzanne M. Vautrinot	224,884,535	11,135,941	515,166	15,576,671
John J. Zillmer	181,160,648	55,003,741	371,253	15,576,671

The second proposal voted on was approval, on an advisory basis, of the compensation of the named executive officers disclosed in the Company’s Proxy Statement. The proposal received the following votes and was approved:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
210,313,975	24,005,420	2,216,247	15,576,671

The third proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the year ending December 31, 2025. The proposal received the following votes and was approved:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
218,186,273	33,694,968	231,072	0

The fourth proposal voted on was approval of amendments to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. The proposal received the following votes and was approved:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
209,983,889	26,115,457	436,296	15,576,671

Item 7.01 Regulation FD Disclosure.

On May 8, 2025, the Company issued (i) a News Release announcing Ms. Gross’s election to the Board described in Item 5.02 above, a copy of which is attached hereto as Exhibit (99.1), and (ii) a News Release announcing the results of the Annual Meeting described in Item 5.07 above, a copy of which is attached as Exhibit (99.2).

The information in Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	(3.1)	Restated Certificate of Incorporation of Ecolab Inc., as amended and in effect as of May 8, 2025.

	(99.1)	Ecolab Inc. News Release dated May 8, 2025.

	(99.2)	Ecolab Inc. News Release dated May 8, 2025.

	(104)	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 9, 2025	By:	/s/ Youhao Dong
Youhao Dong
Assistant Secretary

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